EXHIBIT 99.2

CHARMING SHOPPES, INC.

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September 14, 2011

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Anthony M. Romano
President
Anthony M. Romano
President
and Chief Executive Officer
and Chief Executive Officer
Eric M. Specter
Executive Vice President
Eric M. Specter
Executive Vice President
and Chief Financial Officer
and Chief Financial Officer

Forward Looking Statements
The Company’s presentation may contain certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition. Such forward-
looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to successfully execute our business plans could result in lower than planned sales and profitability, the failure to realize the benefits from the operation of our credit card program by our third-party provider, the impact of changes in laws and regulations governing credit cards could limit the availability of, or increase the cost of, credit to our customers, the failure to enhance the
Company's merchandise and marketing and accurately predict fashion trends, customer preferences and other fashion-
related factors, the failure of growth in the women's plus apparel market, the failure to continue receiving financing at an affordable cost through the availability of credit we receive from our bankers, suppliers and their agents, the failure to effectively implement our planned store closing plans, the failure to continue receiving accurate and compliant e-commerce and third-party processing services, the failure to achieve improvement in the Company's competitive position, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our e-commerce and direct-to-consumer businesses, extreme or unseasonable weather conditions, economic downturns, escalation of energy and transportation costs, adverse changes in the costs or availability of fabrics and raw materials, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the failure of our vendors to deliver quality and timely shipments in compliance with applicable laws and regulations, the interruption of merchandise flow from the
Company's centralized distribution facilities and third-party distribution providers, inadequate systems capacity, inability to protect trademarks or other intellectual property, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CHARMING SHOPPES, INC.
The Plus-Size Authority

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Through our brands Lane Bryant, Cacique, Catherines and Fashion
 Bug, Charming Shoppes offers fashion, fit and value in women’s plus-size apparel, as well as shoes, accessories and jewelry to provide a “head-to-toe” shopping solution for women

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Our Market And Leadership Positions
• We are the largest women’s
 specialty plus-size apparel
 retailer in the U.S.* with $2.0
 billion in annual sales
• More than half of American
 women wear size 14 or larger
• Charming Shoppes ranks #2*
 in the United States in the
 women’s plus-size apparel
 market, a $17.4B* market
• Lane Bryant’s Cacique brand
 ranks #3* in the United States
 in the women’s plus size
 intimate apparel market, a
 $3.2B* market
•According to The NPD Group, Inc., a leading provider of global market information, during the twelve month period ended July 2011.

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Our Continuing Progress
• Our customer has favorably received our
 product offerings with improved full price
 selling, higher conversion rates and
 average unit retail prices
• Inventories are in a much cleaner position,
 are more productive, and are consistently
 delivering improvements in the gross
 margin
• Notwithstanding the expense reductions
 related to closed stores, expenses have
 decreased and leveraged on modest comp
 store sales increases
• We are generating strong free cash flow,
 and are in a net cash position
• Our first half Adjusted EBITDA has already
 exceeded last year’s results

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• Distorting resources to our
 higher margining Lane
 Bryant and Cacique brands
• We will continue to
 capitalize on Lane Bryant’s
 and Cacique’s strong
 brand and market
 positions to accelerate
 sales and operating results
Distorting Our Resources To Lane Bryant

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Cacique Intimates
 >Strengthening Merchandise
 Offerings
 > Fit, fashion and comfort
 > Elevated colors, prints and
 patterns
 > Novelty core / fashion
 > Upgraded talent in design,
 product development and
 merchandising

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TIGHTER
TUMMY
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T3 - Tighter Tummy Technology
• This month, Lane Bryant
 launched its
 “Technology Just Got
 Sexy” campaign,
 including our
 revolutionary “Tighter
 Tummy Technology” line
 of trousers and jeans

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Migrating Mall Locations To Lifestyle Centers
 > Compelling store
 economics
 > $250K average investment
 > Drives sales increase
 > Reduction in occupancy
 costs
 > Higher EBITDA %

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We continually test and implement digital technology
 and customer service enhancements in order to
 further drive sales growth
Growth in Digital Sales

Adjusted EBITDA Margins*
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2005
2006
2007
2008
2009
2010
1H 2011

Historical Profitability
Significant Progress Made During 1st Half 2011
*Refer to GAAP to non-GAAP reconciliation at http://www.charmingshoppes.com/investors/manage/index.asp

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Financial Review - 1st Half 2011
($ in millions, except EPS)	1st Half 2011	1st Half 2010
Net Sales	$1,003.6	$1,002.4
Same Store Sales	+1%	-1%
Gross Profit	$531.2	$525.7
Gross Margin	52.9%	51.4%
Total Operating Expenses*	$501.0	$524.0
Expense to Sales	49.9%	51.3%
Adjusted EBITDA*	$59.1	$35.5
EBITDA to Sales	5.9%	3.5%
GAAP income (loss) per diluted share	$0.20	$(0.04)
Non-GAAP income (loss) per diluted share*	$0.16	$(0.04)
Cash	$227.4	$210.0
Net Cash	$63.3	$42.4
*Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

 >We continued to strengthen our balance sheet and
 generated $47 million in cash during the second quarter
 and $110 million during the first half
 >Ended the period with total cash of $227 million, and
 net cash of $63 million
 >Liquidity of $392 million, including $165 million
 available on our fully committed and undrawn revolving
 line of credit
Balance Sheet and Liquidity at July 30, 2011

 >Long-term debt
 – Principally $140.5 million of 1.125% senior convertible
 notes due 2014
 – Over the past two years, we have repurchased $134.5
 million (principal amount) at an average 34% discount
 >We renewed a $200 million senior secured revolving
 credit facility with a five-year maturity on more
 favorable terms
Balance Sheet and Liquidity at July 30, 2011

• 1,953 stores at July 30, 2011
• Capital for store growth being distorted to Lane Bryant
 – 5-7 new, and 10-13 relocations for Lane Bryant and Lane
 Bryant Outlet locations
 – Continue to migrate from unprofitable malls to lifestyle
 strip centers
• Eliminating negative EBITDA stores
 – Generated $6 million in negative EBITDA in 2010
 – 240 stores closing in 2011 (114 closed as of 7/30/11)
Stores

Summary
• Leading market share in women’s plus-size specialty apparel
• Strong brand recognition in an under-served and growing
 market
• Uptrending 1st Half 2011 performance
• Consistent, significant liquidity
• Continue to build Lane Bryant into a high performing brand
• Consistent, improving performance will be the measure of our success
• We remain committed to:
 – Intensifying brand focus on each primary target customer
 – Improving profitability at both the corporate and brand level
 – Increasing inventory productivity
 – Building a winning corporate culture by attracting and retaining key talent

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T3 - The Commercial

September 14, 2011

2nd Quarter 2010

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Financial Review - 2nd Quarter 2011
($ in millions, except EPS)	2nd Quarter 2011	2nd Quarter 2010
Net Sales	$499.2	$517.6
Same Store Sales	+1%	+1%
Gross Profit	$245.9	$249.1
Gross Margin	49.3%	48.1%
Total Operating Expenses*	$241.9	$255.8
Expense to Sales	48.5%	49.4%
Adjusted EBITDA*	$18.5	$10.3
EBITDA to Sales	3.7%	2.0%
GAAP (loss) per diluted share	$(0.02)	$(0.07)
Non-GAAP (loss) per diluted share*	$(0.01)	$(0.09)
Cash	$227.4	$210.0
Net Cash	$63.3	$42.4
*Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

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Financial Review - Fiscal Year 2010
($ in millions, except EPS)	2010	2009
Net Sales	$2,061.8	$2,064.6
Same Store Sales	+3%	-13%
Gross Profit	$1,015.0	$1,023.6
Gross Margin	49.2%	49.6%
Total Operating Expenses*	$1,033.2	$1,049.5
Expense to Sales	50.1%	50.8%
Adjusted EBITDA*	$50.2	$50.5
EBITDA to Sales	2.4%	2.4%
GAAP (loss) per diluted share	$(0.47)	$(0.67)
Non-GAAP (loss) per diluted share*	$(0.26)	$(0.52)
Cash	$117.5	$186.6
Net (Debt)	$(47.0)	$(33.3)
*Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

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www.lanebryant.com
She is 35-55 years old
She is a woman of many
lifestyles - work, casual, active
Likes to experiment with fashion
She shops frequently and likes
to buy clothes with good quality
at a reasonable price
She is brand-conscious and
prefers retailers that offer
fashionable choices

cacique *intimates*

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www.cacique.com
Known for solutions, fit,
quality, fashion and style
Represents 31% of sales
from the full-line
Lane Bryant chain
Offers key intimates
categories and
complementary products
Introducing caciquebody

CATHERINES

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www.catherines.com
She’s our baby-boomer, 45+
years old
Classic styling with an
emphasis on fit and comfort
Offering styling for the woman
wearing extended sizes
She prefers clothing that is
more appropriate for her age -
she does not want to dress
“younger” than she is
Likes to look “put together”

FASHION BUG

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She is 30-50 years old
She is value-minded
Loves the challenge of finding
a great deal with coupons and
store promotions that are easy
to understand
Likes to shop for complete
outfits
www.fashionbug.com

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www.loop18.com

Loop 18 is the ultimate fashion brand
for the trendy-savvy, value-minded
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Developed exclusively for
junior plus sizes 13-27
Competes with the most successful
fast fashion brands
Targeted to the 18-30 year old
woman who is confident in her
personal style and her physical
appearance
Styles will be all fashion with a focus
on tops and dresses

September 14, 2011

September 14, 2011